Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as a director of Windstream Holdings, Inc. (the “Company”) to a Registration Statement on Form S-8 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”) in connection with the registration under the Securities Act of 1933, as amended, of up to 15 million shares of the Company’s Common Stock, par value $.0001 per share, that may be offered and sold pursuant to the Windstream 401(k) Plan, and to file the same, with all exhibits thereto and other supporting documents, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of February 12, 2014.

By:	/s/ Carol B. Armitage
Name:	Carol B. Armitage

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as a director of Windstream Holdings, Inc. (the “Company”) to a Registration Statement on Form S-8 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”) in connection with the registration under the Securities Act of 1933, as amended, of up to 15 million shares of the Company’s Common Stock, par value $.0001 per share, that may be offered and sold pursuant to the Windstream 401(k) Plan, and to file the same, with all exhibits thereto and other supporting documents, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of February 12, 2014.

By:	/s/ Samuel E. Beall, III
Name:	Samuel E. Beall, III

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as a director of Windstream Holdings, Inc. (the “Company”) to a Registration Statement on Form S-8 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”) in connection with the registration under the Securities Act of 1933, as amended, of up to 15 million shares of the Company’s Common Stock, par value $.0001 per share, that may be offered and sold pursuant to the Windstream 401(k) Plan, and to file the same, with all exhibits thereto and other supporting documents, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of February 10, 2014.

By:	/s/ Dennis E. Foster
Name:	Dennis E. Foster

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as a director of Windstream Holdings, Inc. (the “Company”) to a Registration Statement on Form S-8 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”) in connection with the registration under the Securities Act of 1933, as amended, of up to 15 million shares of the Company’s Common Stock, par value $.0001 per share, that may be offered and sold pursuant to the Windstream 401(k) Plan, and to file the same, with all exhibits thereto and other supporting documents, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of February 12, 2014.

By:	/s/ Francis X. Frantz
Name:	Francis X. Frantz

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as a director of Windstream Holdings, Inc. (the “Company”) to a Registration Statement on Form S-8 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”) in connection with the registration under the Securities Act of 1933, as amended, of up to 15 million shares of the Company’s Common Stock, par value $.0001 per share, that may be offered and sold pursuant to the Windstream 401(k) Plan, and to file the same, with all exhibits thereto and other supporting documents, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of February 12, 2014.

By:	/s/ Jeffrey T. Hinson
Name:	Jeffrey T. Hinson

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as a director of Windstream Holdings, Inc. (the “Company”) to a Registration Statement on Form S-8 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”) in connection with the registration under the Securities Act of 1933, as amended, of up to 15 million shares of the Company’s Common Stock, par value $.0001 per share, that may be offered and sold pursuant to the Windstream 401(k) Plan, and to file the same, with all exhibits thereto and other supporting documents, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of February 12, 2014.

By:	/s/ Judy K. Jones
Name:	Judy K. Jones

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as a director of Windstream Holdings, Inc. (the “Company”) to a Registration Statement on Form S-8 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”) in connection with the registration under the Securities Act of 1933, as amended, of up to 15 million shares of the Company’s Common Stock, par value $.0001 per share, that may be offered and sold pursuant to the Windstream 401(k) Plan, and to file the same, with all exhibits thereto and other supporting documents, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of February 12, 2014.

By:	/s/ William A. Montgomery
Name:	William A. Montgomery

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Jeffery R. Gardner, Anthony W. Thomas, and John P. Fletcher, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned’s name, place and stead and in any and all capacities, to sign and affix the undersigned’s name as a director of Windstream Holdings, Inc. (the “Company”) to a Registration Statement on Form S-8 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the “Commission”) in connection with the registration under the Securities Act of 1933, as amended, of up to 15 million shares of the Company’s Common Stock, par value $.0001 per share, that may be offered and sold pursuant to the Windstream 401(k) Plan, and to file the same, with all exhibits thereto and other supporting documents, with the Commission and any applicable securities exchange or securities self-regulatory body, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of February 12, 2014.

By:	/s/ Alan L. Wells
Name:	Alan L. Wells